UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2025

Virpax Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40064	82-1510982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1055 Westlakes Drive, Suite 300

Berwyn, PA 19312

(Address of principal executive offices, including zip code)

(610) 727-4597

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.00001 per share	VRPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 12, 2025, Virpax Pharmaceuticals, Inc. (the “Company”) filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Certificate of Amendment”) to effect a 1-for-25 reverse stock split (the “Reverse Stock Split”) of its issued and outstanding shares of common stock, par value $0.00001 per share (the “Common Stock”). The Reverse Stock Split became effective at 12:01 a.m. Eastern Time on March 21, 2025. The Certificate of Amendment did not affect the par value of the Common Stock or alter the total number of authorized shares of Common Stock under the Company’s Amended and Restated Certificate of Incorporation.

At a special meeting of stockholders held on January 15, 2025 (the “Special Meeting”), the Company’s stockholders granted the Company’s Board of Directors (the “Board”) the discretion to effect the Reverse Stock Split at a ratio of not less than 1-for-2 and not more than 1-for-240, with such ratio to be determined by the Board. Following the Special Meeting, the final ratio of 1-for-25 was approved by the Board on March 5, 2025.

At the Effective Time, every twenty-five (25) shares of the Company’s issued and outstanding Common Stock were automatically reclassified and combined into one (1) validly issued, fully paid, and nonassessable share of Common Stock, par value $0.00001 per share, without any further action by stockholders. The Reverse Stock Split proportionally reduced the number of issued and outstanding shares of Common Stock from 31,062,581 to 1,242,504.

The Common Stock began trading on a Reverse Stock Split-adjusted basis on The Nasdaq Stock Market LLC at the market open on March 21, 2025. The trading symbol “VRPX” remained unchanged; however, the CUSIP number for the Common Stock changed to 928251305 following the Reverse Stock Split.

In connection with the Reverse Stock Split, the Company proportionally adjusted the number of shares issuable upon the exercise or conversion of its outstanding equity awards and warrants, as well as the exercise price per share of outstanding stock options and other applicable terms to reflect the effects of the Reverse Stock Split.

The foregoing description of the Reverse Stock Split does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation, filed on March 12, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRPAX PHARMACEUTICALS, INC.

Dated: March 21, 2025	By:	/s/ Jatinder Dhaliwal
Jatinder Dhaliwal
Chief Executive Officer